NOMURA PARTNERS FUNDS, INC.

INDIA FUND

DELETION OF SUPPLEMENT DATED MAY 7, 2010,

TO THE PROSPECTUS DATED JANUARY 28, 2010

Effective October 1, 2010, the supplement to Nomura Partners Funds, Inc. – India Fund dated May 7, 2010 is deleted (as is the supplement dated April 29, 2010 which was previously replaced).

INVESTMENT COMPANY ACT FILE NO: 811-01090